UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

151 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

The Registrant, Warp Technology Holdings, Inc., today announced that it is changing the company’s trade name to Halo Technology Holdings, Inc. The company also announced its new website, which can be viewed at www.halotechnologyholdings.com.

Item 9.01. Financial Statements and Exhibits.

(c) The Registrant has issued the press release that is attached hereto as, and is hereby incorporated by this reference from, Exhibit 99.01.

Exhibit Number Exhibit
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99.01 Press Release

The information in the Press Release included as an exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Warp Technology Holdings, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

May 24, 2005	By:	Ernest C. Mysogland

Name: Ernest C. Mysogland
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release 5/24/05